Employee Benefits	12 Months Ended
Dec. 31, 2013
EMPLOYEE BENEFITS [Abstract]
Employee Benefits
21.	EMPLOYEE BENEFITS

The full-time employees of the PRC subsidiaries and the VIEs that are incorporated in the PRC are entitled to staff welfare benefits, including medical care, welfare subsidies, unemployment insurance and pension benefits. The PRC subsidiaries and the VIEs are required to accrue for these benefits based on certain percentages of the employees’ salaries in accordance with the relevant regulations and to make contributions to the state-sponsored pension and medical plans out of the amounts accrued for medical and pension benefits. The total amounts charged to the statements of operations and comprehensive income for such employee benefits amounted to approximately RMB108.8 million, RMB120.1 million, and RMB113.8 million for the years ended December 31, 2011, 2012 and 2013, respectively. The PRC government is responsible for the medical benefits and ultimate pension liability to these employees.